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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 30, 2004
                                                               ---------



                           REGENT COMMUNICATIONS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 0-15392               31-1492857
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(State or other jurisdiction           (Commission            (IRS Employer
of incorporation)                     File Number)        Identification Number)


100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky          41011
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (859) 292-0030
                                                      --------------

                                 Not Applicable
                  ------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On July 30, 2004, Regent Communications, Inc. ("Regent") issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about Regent's second fiscal quarter ended June 30, 2004. The information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REGENT COMMUNICATIONS, INC.
                                                     (Registrant)


Date: July 30, 2004                         By: /s/ ANTHONY A. VASCONCELLOS
                                                -----------------------------
                                                Anthony A. Vasconcellos
                                                Senior Vice President and Chief
                                                Financial Officer



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                                INDEX TO EXHIBITS

  Exhibit #       Description
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    99.1          Press release, dated July 30, 2004, issued by Regent
                  Communications, Inc.


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